UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22520

Oppenheimer Ultra-Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/29/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Principal Amount	Value
Asset-Backed Securities—10.2%
Auto Loan—7.5%

Ally Auto Receivables Trust:
Series 2015-1, Cl. A2, 0.92%, 2/15/18	$1,207,666	$ 1,208,120
Series 2015-2, Cl. A2A, 0.98%, 3/15/18	1,790,654	1,791,754
Series 2016-2, Cl. A2, 1.17%, 10/15/18	1,900,000	1,903,504

BMW Vehicle Lease Trust, Series 2016-1, Cl. A2A, 1.17%, 1/22/18	1,500,000	1,499,596

Chrysler Capital Auto Receivables Trust, Series 2015-AA, Cl. A2, 0.81%, 11/15/17[1]	864,200	863,850

Fifth Third Auto Trust, Series 2015-1, Cl. A2A, 1.02%, 5/15/18	2,000,000	2,000,322

Ford Credit Auto Lease Trust, Series 2015-A, Cl. A2A, 0.79%, 12/15/17	1,347,229	1,346,369

Ford Credit Auto Owner Trust:
Series 2015-A, Cl. A2A, 0.81%, 1/15/18	382,211	382,130
Series 2016-B, Cl. A2A, 1.08%, 3/15/19	1,000,000	999,867

Huntington Auto Trust, Series 2015-1, Cl. A2, 0.76%, 10/16/17	1,156,578	1,156,543

Hyundai Auto Lease Securitization Trust, Series 2015-B, Cl. A2A, 0.95%, 12/15/17[1]	1,702,595	1,701,688

Nissan Auto Lease Trust, Series 2015-B, Cl. A2A, 1.18%, 12/15/17	3,500,000	3,502,283

Nissan Auto Receivables Owner Trust:
Series 2016-A, Cl. A2A, 1.06%, 2/15/19	1,380,000	1,381,679
Series 2016-B, Cl. A2A, 1.05%, 4/15/19	1,100,000	1,099,537

Toyota Auto Receivables Owner Trust, Series 2015-B, 0.77%, 11/15/17	1,682,711	1,682,078

		22,519,320

Equipment—2.7%

CNH Equipment Trust, Series 2015-B, Cl. A2A, 0.84%, 8/15/18	1,250,869	1,248,932

John Deere Owner Trust:
Series 2015-B, Cl. A2, 0.98%, 6/15/18	4,000,000	3,999,272
Series 2016-A, Cl. A2, 1.15%, 10/15/18	1,000,000	1,001,061

Volvo Financial Equipment LLC, Series 2016-1A, Cl. A2, 1.44%, 10/15/18[1]	2,000,000	2,003,554

		8,252,819

Total Asset-Backed Securities (Cost $30,760,026)		30,772,139

U.S. Government Obligation—0.5%

Federal Home Loan Mortgage Corp. Nts., 1.40%, 3/29/19 (Cost $1,500,000)	1,500,000	1,500,122

Corporate Bonds and Notes—63.3%

Consumer Discretionary—6.4%

Automobiles—4.5%

Daimler Finance North America LLC:
1.125% Sr. Unsec. Nts., 3/10/17[1]	1,945,000	1,946,126
1.45% Sr. Unsec. Nts., 8/1/16[1]	1,245,000	1,246,464

1      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles (Continued)

Daimler Finance North America LLC: (Continued)
2.625% Sr. Unsec. Nts., 9/15/16[1]	$975,000	$ 981,187
2.95% Sr. Unsec. Nts., 1/11/17[1]	1,000,000	1,012,659

Ford Motor Credit Co. LLC, 8% Sr. Unsec. Nts., 12/15/16	2,973,000	3,098,484

Harley-Davidson Financial Services, Inc., 2.70% Sr. Unsec. Nts., 3/15/17[1]	3,005,000	3,048,738

Hyundai Capital America, 1.875% Unsec. Nts., 8/9/16[1]	2,300,000	2,304,545

		13,638,203

Household Durables—1.9%

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	1,000,000	1,003,542
6.50% Sr. Unsec. Nts., 6/15/16	2,000,000	2,012,966
7.75% Sr. Unsec. Nts., 7/15/16	2,500,000	2,533,957

		5,550,465

Consumer Staples—1.3%

Beverages—1.3%

PepsiCo, Inc.:
1.00% Sr. Unsec. Nts., 10/13/17	2,000,000	2,004,326
1.125% Sr. Unsec. Nts., 7/17/17	2,000,000	2,008,056

		4,012,382

Energy—3.8%

Oil, Gas & Consumable Fuels—3.8%

Shell International Finance BV:
1.25% Sr. Unsec. Nts., 11/10/17	2,500,000	2,503,570
1.625% Sr. Unsec. Nts., 11/10/18	1,500,000	1,510,854

TransCanada PipeLines Ltd.:
1.625% Sr. Unsec. Nts., 11/9/17	2,175,000	2,176,231
7.69% Sr. Unsec. Nts., 6/30/16	3,000,000	3,026,985

Valero Energy Corp., 6.125% Sr. Unsec. Nts., 6/15/17	2,115,000	2,211,723

		11,429,363

Financials—30.1%

Capital Markets—4.9%

Credit Suisse AG (New York), 1.375% Sr. Unsec. Nts., 5/26/17	1,500,000	1,500,416

Goldman Sachs Group, Inc. (The):
1.288% Sr. Unsec. Nts., 5/22/17[2]	2,600,000	2,599,862
5.75% Sr. Unsec. Nts., 10/1/16	2,500,000	2,549,325

Morgan Stanley:
4.75% Sr. Unsec. Nts., 3/22/17	2,000,000	2,062,170
5.45% Sr. Unsec. Nts., 1/9/17	3,250,000	3,344,435

UBS AG (Stamford CT), 5.875% Sr. Unsec. Nts., 12/20/17	2,471,000	2,640,306

		14,696,514

Commercial Banks—23.3%

Australia & New Zealand Banking Group Ltd. (New York), 2% Sr. Unsec. Nts., 11/16/18	1,000,000	1,007,722

Bank of America Corp.:
5.625% Sr. Unsec. Nts., 10/14/16	1,500,000	1,530,891
6.00% Sr. Unsec. Nts., 9/1/17	1,650,000	1,743,870

2      OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Commercial Banks (Continued)

Bank of America Corp.: (Continued)
6.50% Sr. Unsec. Nts., 8/1/16	$1,030,000	$ 1,043,897

Bank of America NA, 1.04% Sr. Unsec. Nts., 5/8/17[2]	1,000,000	999,074

Bank of Nova Scotia (The):
0.939% Sr. Unsec. Nts., 4/11/17[2]	1,000,000	999,660
1.25% Sr. Unsec. Nts., 4/11/17	3,500,000	3,508,281

Barclays Bank plc, 1.176% Sr. Unsec. Nts., 12/9/16[2]	2,490,000	2,488,563

BNP Paribas SA, 1.375% Sr. Unsec. Nts., 3/17/17	1,015,000	1,016,634

Citigroup, Inc.:
4.45% Sr. Unsec. Nts., 1/10/17	670,000	684,646
5.85% Sr. Unsec. Nts., 8/2/16	2,056,000	2,079,375
6.125% Sr. Unsec. Nts., 11/21/17	1,500,000	1,599,714

Commonwealth Bank of Australia, 1.123% Sr. Unsec. Nts., 9/20/16[1,2]	3,000,000	3,005,430

Cooperatieve Rabobank UA, 3.375% Sr. Unsec. Nts., 1/19/17	3,495,000	3,551,804

DNB Bank ASA, 3.20% Sr. Unsec. Nts., 4/3/17[1]	447,000	454,647

ERAC USA Finance LLC, 2.75% Sr. Unsec. Nts., 3/15/17[1]	1,200,000	1,214,683

Fifth Third Bank (Cincinnati OH), 1.35% Sr. Unsec. Nts., 6/1/17	2,700,000	2,701,104

HSBC USA, Inc., 1.625% Sr. Unsec. Nts., 1/16/18	1,800,000	1,800,056

ING Bank NV, 3.75% Sr. Unsec. Nts., 3/7/17[1]	2,700,000	2,757,424

JPMorgan Chase & Co.:
1.35% Sr. Unsec. Nts., 2/15/17	1,200,000	1,203,764
3.15% Sr. Unsec. Nts., 7/5/16	4,000,000	4,016,956

Mitsubishi UFJ Trust & Banking Corp., 1.60% Sr. Unsec. Nts., 10/16/17[1]	1,177,000	1,176,750

Mizuho Bank Ltd.:
1.30% Sr. Unsec. Nts., 4/16/17[1]	2,155,000	2,152,252
2.55% Sr. Unsec. Nts., 3/17/17[1]	1,195,000	1,206,969

National Australia Bank Ltd. (New York), 2% Sr. Unsec. Nts., 1/14/19	1,000,000	1,008,353

Nordea Bank AB, 3.125% Sr. Unsec. Nts., 3/20/17[1]	2,675,000	2,723,105

PNC Funding Corp., 2.70% Sr. Unsec. Nts., 9/19/16	1,731,000	1,740,846

Royal Bank of Canada, 1.625% Sr. Unsec. Nts., 4/15/19	1,000,000	1,001,922

Skandinaviska Enskilda Banken AB, 1.75% Sr. Unsec. Nts., 3/19/18[1]	2,500,000	2,500,617

Societe Generale SA, 2.75% Sr. Unsec. Nts., 10/12/17	2,500,000	2,546,040

Sumitomo Mitsui Banking Corp.:
1.059% Sr. Unsec. Nts., 1/10/17[2]	1,000,000	999,489
1.80% Sr. Unsec. Nts., 7/18/17	1,500,000	1,507,127
2.65% Sr. Unsec. Nts., 1/12/17[1]	935,000	942,517

SunTrust Bank (Atlanta GA), 1.35% Sr. Unsec. Nts., 2/15/17	2,000,000	2,002,156

SunTrust Banks, Inc.:
3.50% Sr. Unsec. Nts., 1/20/17	1,866,000	1,892,923
6.00% Sr. Unsec. Nts., 9/11/17	1,000,000	1,057,146

Swedbank AB, 2.125% Sr. Unsec. Nts., 9/29/17[1]	2,700,000	2,727,343

Wells Fargo & Co., 0.894% Sr. Unsec. Nts., 9/8/17[2]	2,606,000	2,597,802

Westpac Banking Corp., 1.95% Sr. Unsec. Nts., 11/23/18	1,000,000	1,010,662

		70,202,214

3      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance—1.9%

Capital One Bank USA NA, 1.20% Sr. Unsec. Nts., 2/13/17	$1,000,000	$ 999,445

Capital One Financial Corp.:
3.15% Sr. Unsec. Nts., 7/15/16	3,579,000	3,594,826
5.25% Sr. Unsec. Nts., 2/21/17	1,100,000	1,132,194

		5,726,465

Industrials—6.2%

Aerospace & Defense—1.4%

BAE Systems plc, 3.50% Sr. Unsec. Nts., 10/11/16[1]	4,230,000	4,276,107

Commercial Services & Supplies—1.4%

Cintas Corp. No. 2, 2.85% Sr. Unsec. Nts., 6/1/16	4,080,000	4,086,463

Industrial Conglomerates—1.1%

General Electric Co.:
5.625% Sr. Unsec. Nts., 9/15/17	1,900,000	2,021,345
5.625% Sr. Unsec. Nts., 5/1/18	1,028,000	1,121,674

		3,143,019

Road & Rail—2.3%

Burlington Northern Santa Fe LLC, 5.65% Sr. Unsec. Nts., 5/1/17	1,669,000	1,747,184

Ryder System, Inc.:
2.50% Sr. Unsec. Nts., 3/1/17	2,200,000	2,220,957
5.85% Sr. Unsec. Nts., 11/1/16	3,000,000	3,070,458

		7,038,599

Information Technology—3.5%

IT Services—1.6%

Western Union Co., 5.93% Sr. Unsec. Nts., 10/1/16	4,915,000	5,013,094

Technology Hardware, Storage & Peripherals—1.9%

Apple, Inc., 1.30% Sr. Unsec. Nts., 2/23/18	3,000,000	3,021,618

Hewlett Packard Enterprise Co., 2.45% Sr. Unsec. Nts., 10/5/17[1]	2,600,000	2,630,077

		5,651,695

Materials—4.2%

Chemicals—2.8%

Airgas, Inc., 2.95% Sr. Unsec. Nts., 6/15/16	4,427,000	4,428,456

Ecolab, Inc., 3% Sr. Unsec. Nts., 12/8/16	4,086,000	4,135,506

		8,563,962

Metals & Mining—1.4%

ERAC USA Finance LLC, 6.20% Sr. Unsec. Nts., 11/1/16[1]	4,020,000	4,116,046

Telecommunication Services—3.6%

Diversified Telecommunication Services—3.6%

AT&T, Inc.:
1.70% Sr. Unsec. Nts., 6/1/17	2,500,000	2,513,967
2.40% Sr. Unsec. Nts., 3/15/17	2,533,000	2,559,640

Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]	2,750,000	2,774,327

4      OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)

Verizon Communications, Inc., 2.164% Sr. Unsec. Nts., 9/15/16[2]	$3,000,000	$ 3,014,247

		10,862,181

Utilities—4.2%

Electric Utilities—1.3%

Xcel Energy, Inc.:
0.75% Sr. Unsec. Nts., 5/9/16	2,000,000	1,999,990
1.20% Sr. Unsec. Nts., 6/1/17	1,000,000	999,258
5.613% Sr. Unsec. Nts., 4/1/17	1,000,000	1,039,119

		4,038,367

Multi-Utilities—2.9%

DTE Energy Co., 6.35% Sr. Unsec. Nts., 6/1/16	3,400,000	3,414,906

Sempra Energy, 6.50% Sr. Unsec. Nts., 6/1/16	5,240,000	5,261,735

		8,676,641

Total Corporate Bonds and Notes (Cost $190,321,209)		190,721,780
Short-Term Notes—25.5%

Banks—3.3%
Australia & New Zealand Banking Group Ltd., 1.368%, 11/16/18[1,2]	1,000,000	999,008

Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.186%, 3/5/18[1,2]	1,000,000	995,655

Credit Suisse AG (New York), 1.314%, 4/27/18[2]	400,000	396,863

HSBC USA, Inc., 1.508%, 9/24/18[2]	700,000	698,751

Lloyds Bank plc, 1.635%, 1/22/19[2]	2,000,000	2,000,700

National Australia Bank Ltd., 1.41%, 1/14/19[1,2]	1,000,000	998,073

Royal Bank of Canada, 1.338%, 4/15/19[2]	1,000,000	1,000,699

Toronto-Dominion Bank (The), 1.475%, 1/22/19[2]	1,000,000	1,004,659

Westpac Banking Corp., 1.358%, 11/23/18[2,3]	1,000,000	999,558

		9,093,966

Beverages—1.7%
Anheuser-Busch InBev, 1.575%, 1/13/17[1,3]	5,000,000	4,968,236

Chemicals—0.8%
Agrium, Inc., 0.801%, 5/19/16[3]	2,500,000	2,499,000

Diversified Financial Services—1.0%
Ford Motor Credit Co. LLC:
0.821%, 5/23/16[3]	800,000	799,599
1.379%, 9/14/16[3]	2,000,000	1,992,970

		2,792,569

Electric Utilities—2.1%
Duke Energy Corp.:
0.881%, 5/16/16[3]	1,000,000	999,633
0.892%, 6/20/16[3]	600,000	599,258
0.901%, 5/9/16[3]	3,000,000	2,999,400
0.901%, 5/3/16[3]	1,300,000	1,299,935

Sempra Energy, 0.901%, 5/10/16[3]	700,000	699,843

		6,598,069

5      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Leasing & Factoring—4.6%
Hitachi Capital America Corp.:
0.951%, 5/13/16	$1,600,000	$1,599,493
0.951%, 5/4/16	4,300,000	4,299,660

Hyundai Capital America, 1.258%, 7/18/16[3]	3,000,000	2,996,147

Nissan Motor Acceptance Corp.:
0.882%, 6/30/16[3]	2,000,000	1,998,112
0.902%, 6/10/16[3]	3,000,000	2,997,000

		13,890,412

Media—1.6%
WPP CP LLC:
0.952%, 6/28/16	1,000,000	998,469
1.145%, 9/9/16	4,000,000	3,989,582

		4,988,051

Oil, Gas & Consumable Fuels—1.8%
ENI Finance International SA, 0.861%, 5/17/16[3]	2,500,000	2,499,044

Marathon Petroleum Corp., 0.901%, 5/9/16[3]	3,000,000	2,999,400

		5,498,444

Software—1.9%
Thomson Reuters Corp.:
0.951%, 5/6/16	400,000	399,947
1.013%, 7/7/16	1,200,000	1,198,781
1.268%, 8/24/16	4,300,000	4,291,098

		5,889,826

Special Purpose Financial—0.7%
Bedford Row Funding Corp., 1.17%, 4/24/17	2,000,000	1,976,600

Telephone Utilities—4.1%
Bell Canada, 0.852%, 7/25/16[3]	2,500,000	2,496,617

Deutsche Telecom AG, 0.943%, 6/13/16	1,900,000	1,897,867

TELUS Corp.:
0.912%, 6/20/16[1]	2,000,000	1,997,472
0.932%, 5/16/16[1]	3,700,000	3,698,566

Vodafone Group plc, 1.471%, 1/23/17[1]	2,500,000	2,481,264

		12,571,786

Tobacco—1.9%
BAT International Finance plc:
0.811%, 5/18/16[3]	400,000	399,847
0.821%, 5/13/16[3]	4,000,000	3,998,907
0.821%, 5/16/16[3]	1,500,000	1,499,488

		5,898,242

Total Short-Term Notes (Cost $76,603,682)		76,665,201

6      OPPENHEIMER ULTRA-SHORT DURATION FUND

	Shares	Value
Investment Company—0.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[4,5] (Cost $357,626)	357,626	$ 357,626

Total Investments, at Value (Cost $299,542,543)	99.6%	300,016,868

Net Other Assets (Liabilities)	0.4	1,322,137

Net Assets	100.0%	$ 301,339,005

Footnotes to Statement of Investments

* April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $65,905,379 or 21.87% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $39,741,994 or 13.19% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2015	Gross Additions	Gross Reductions	Shares April 29, 2016[a]
Oppenheimer Institutional Money Market Fund, Cl. E	3,030,213	152,641,586	155,314,173	357,626

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$357,626	$ 6,893

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Futures Contracts as of April 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation

United States Treasury Nts., 2 yr.	CBT	Sell	6/30/16	200	$43,725,000	$ 3,427

Glossary:

Exchange Abbreviations

CBT                     Chicago Board of Trade

7      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Ultra-Short Duration Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following

8      OPPENHEIMER ULTRA-SHORT DURATION FUND

3. Securities Valuation (Continued)

methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies

9      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

10      OPPENHEIMER ULTRA-SHORT DURATION FUND

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$30,772,139	$—	$ 30,772,139
U.S. Government Obligation	—	1,500,122	—	1,500,122
Corporate Bonds and Notes	—	190,721,780	—	190,721,780
Short-Term Notes	—	76,665,201	—	76,665,201
Investment Company	357,626	—	—	357,626

Total Assets	$357,626	$299,659,242	$—	$ 300,016,868

Liabilities Table
Other Financial Instruments:
Futures contracts	$(3,427)	$—	$—	$ (3,427)

Total Liabilities	$(3,427)	$—	$—	$ (3,427)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and

11      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

12      OPPENHEIMER ULTRA-SHORT DURATION FUND

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment

13      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $37,680,703 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

14      OPPENHEIMER ULTRA-SHORT DURATION FUND

6. Use of Derivatives (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$299,583,209
Federal tax cost of other investments	43,728,427

Total federal tax cost	$343,311,636

Gross unrealized appreciation	$454,110
Gross unrealized depreciation	(23,878)

Net unrealized appreciation	$430,232

15      OPPENHEIMER ULTRA-SHORT DURATION FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Ultra-Short Duration Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016